Fuel Systems Solutions, Ins. (Nasdaq: FSYS) Investor Presentation – Pier Antonio Costamagna May 9, 2016 Pier Antonio Costamagna intends to vote AGAINST Fuel Systems Solutions merger with Westport Innovations Inc. Exhibit 99.4

Summary Offer not reflective of FSYS Value At current implied offer price, Fuel Systems shareholders are not receiving reasonable merger premium FSYS will in the near and medium term continue to be a significant contributor to the combined company but receive an inadequate stake in combined company Analysis of J.P Morgan’s fairness opinion implies that Fuel Systems’ standalone value is substantially higher than the implied offer price Cartesian Financing clouds the future of the combined company In exchange for $17.5 million cash (Tranche 1) Westport will be required to pay $46 million to Cartesian - the minimum fixed payments result in an effective interest rate of approx. 23% Cartesian will have significant influence and control over the combined company The Cartesian Financing Agreement and all of its terms have not yet been made publicly available Split board vote shows clear concerns for future company Board vote was split on the amended merger agreement Deliberations on the amended merger agreement led to the extraordinary actions of a director resignation and a director noting pressure was applied during deliberations Mr. Costamagna intends to vote AGAINST the proposed merger with Westport Innovations

Timeline Sept. 2014: Fuel Systems Solutions (“FSYS”) board created a ‘Strategic Oversight’ Committee tasked with overseeing the development of a strategic plan November 2014: J. P. Morgan instructed to engage with 4 potential strategic partners. Also in Nov., FSYS CEO proposed a detailed two year strategic restructuring plan February 2015: Party C offered to buy the Industrial division for $60 - $70mn cash March 2015: Party C increased its offer for Industrial division to $80mn cash. Party A provided preliminary indication of interest for Industrial division for $50-60mn cash April 2015: FSYS announced retirement of Mariano Costamagna, CEO, by the end of 2015 and review of strategic alternatives by J.P. Morgan May 2015: Party A expressed interest in acquiring Industrial division for $67.5mn cash. Meanwhile, Party C lowered its offer for Industrial division to $55mn Sept 1, 2015: Merger with WPRT announced Jan. 2016: WPRT announced that it had entered into the Cartesian Financing Agreement (“Cartesian Agreement”). FSYS expressed concern about the Cartesian Agreement and noted that it violated terms of WPRT merger agreement March 7, 2016 – FSYS and WPRT announced signing of amended merger agreement HOW DID WE GET HERE? Board initiated process that showed core value of the FSYS business Initial merger agreement substantially worsened as a result of the Cartesian agreement FSYS board now split on continuing this transaction

Merger Overview Sept. 1, 2015: Fuel Systems Solutions (“FSYS”) announced merger with Westport Innovations Inc. (“WPRT”) All stock merger with each FSYS shareholder receiving 2.129 WPRT share Offer premium of 10% based on effective offer price of $7.54/share (unaffected closing price of Aug. 31, 2015) Total annual savings and merger synergies of $30million by 2018 Post merger ownership: WPRT shareholders 64%, FSYS shareholders 36% March 6, 2016: Merger agreement amended Exchange ratio changed from fixed to a collar based on the volume weighted average price of WPRT common shares. Under the revised terms, exchange ratio will vary between 3.0793 and 2.129 shares of WPRT for each FSYS stock Post merger ownership for FSYS will vary between 37.4% and 46.3%. At closing price of 5/6/2016, FSYS shareholders will own 37.4% of the combined entity (excluding impact of Cartesian Financing)

Valuation Concerns

FSYS shareholders are not receiving any merger related premium due to decline in WPRT share price No Premium Offered FSYS #NAME? #NAME? Start 41640 Start 42247 End 42497 End 42497 2.129 FSYS WPRT Exchange ratio Exchange ratio Date Close Price Exchg rati 2.129 Premium Date FSYS WPRT Implied Offer Premium #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Public Announcement of strategic alternatives #NAME? #NAME? #NAME? #NAME? #NAME? 0 0 #DIV/0! #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? FSYS WPRT Implied Offer Price Premium #NAME? #NAME? #NAME? #NAME? #NAME? 0 0 #DIV/0! #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? 4/27/2015 11.01 4.33 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? 8/31/2015 6.85 3.54 7.5366600000000004 0.1002423357664235 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? 9/01/2015 6.56 3.31 7.0469900000000001 7.4236280487804951E-2 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? 5/06/2016 5.0999999999999996 2.38 5.0670199999999994 -6.4666666666667316E-3 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? WPRT Price Exchg Ratio Implied offer FSYS price Implied Premium #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Unaffected date (8/31/2015) 3.54 2.129 7.5366600000000004 6.85 0.1002423357664235 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Current (5/6/2016) 2.38 2.129 5.0670199999999994 5.0999999999999996 -0.6% #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Change since announcement -0.32768361581920913 -0.32768361581920913 -0.25547445255474455 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? FSYS #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Current implied offer (5/6/2016) 5.0670199999999994 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Unaffected price (8/31/2015) 6.85 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? Premium to unaffected price -0.26028905109489053 #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME? #NAME?

Significant Valuation Discount Source: FactSet. SEC filings. * JP Morgan excluded Hexagon from comparable companies analysis . Peer median based on Power Solutions and Landi Renzo only. ** Current: Based on Adjusted EBITDA est. of $10mn for 2016 and $18mn for 2017 as disclosed in the merger proxy statement (page S-44) Implied offer values FSYS at a significant valuation discount to its peers FSYS’ multiple discount is 3.25x more than it was at the time of merger announcement FSYS Fuel Systems Solutions, Inc. Start 41640 Start 42247 End 42497 End 42497 2.129 FSYS WPRT Exchange ratio Exchange ratio Date Close Price Exchg rati 2.129 Premium Date FSYS WPRT Implied Offer Premium EV/EBITDA 2016 EV/EBITDA 2017 12/31/2013 13.87 19.61 0.70729219785823561 41.749690000000001 2.0100713770728191 Public Announcement of strategic alternatives 8/31/2015 6.85 3.54 7.5366600000000004 0.1002423357664235 Company FY1 Enterprise FSYS-US 3.3126023299999994 1.8403346277777775 1/02/2014 14.02 19.62 0.7145769622833843 41.770980000000002 1.9793851640513553 FSYS WPRT Implied Offer Price Premium 9/01/2015 6.56 3.31 7.0469900000000001 7.4% Name Ticker Date Value PSIX-US 14.898166859958026 9.1345523701619644 1/03/2014 13.72 19.62 0.69928644240570847 41.770980000000002 2.0445320699708454 4/27/2015 11.01 4.33 9/02/2015 6.35 3.41 7.2598900000000004 0.14328976377952762 Fuel Systems Solutions, Inc. FSYS-US 12/2016 31.1264 HEX-NO 15.330330359005707 10.466537879911971 1/06/2014 13.36 20.239999999999998 0.66007905138339928 43.090959999999995 2.2253712574850297 8/31/2015 6.85 3.54 7.5366600000000004 0.1002423357664235 9/03/2015 6.58 3.59 7.6431100000000001 0.1615668693009118 LR-IT 9.8601458333333323 7.1266356477089623 1/07/2014 13.29 20.97 0.63376251788268956 44.645129999999995 2.3593024830699774 9/01/2015 6.56 3.31 7.0469900000000001 7.4236280487804951E-2 9/04/2015 6.38 3.5 7.4515000000000002 0.16794670846394988 Westport Innovations Inc. WPRT-US 12/2016 189.89950000000002 WPRT-US -4.8229829535992943 -12.737104394216287 1/08/2014 13.57 20.72 0.65492277992277992 44.112879999999997 2.2507649226234339 5/06/2016 5.0999999999999996 2.38 5.0670199999999994 -6.4666666666667316E-3 9/08/2015 6.29 3.52 7.4940800000000003 0.19142766295707481 Power Solutions International, Inc. PSIX-US 12/2016 262.76159999999999 CLNE-US 13.834619602042553 23.504136671716662 1/09/2014 13.28 19.93 0.66633216256899142 42.430970000000002 2.1951031626506028 9/09/2015 6.11 3.42 7.28118 0.19168248772504093 Hexagon Composites ASA HEX-NO 12/2016 501.05400000000003 1/10/2014 13.15 19.850000000000001 0.66246851385390426 42.260650000000005 2.2137376425855515 WPRT Price Exchg Ratio Implied offer FSYS price Implied Premium 9/10/2015 5.65 3.3 7.0256999999999996 0.24348672566371676 Landi Renzo S.p.a. LR-IT 12/2016 131.8058 1/13/2014 12.75 19.010000000000002 0.67069963177275116 40.472290000000001 2.174297254901961 Unaffected date (8/31/2015) 3.54 2.129 7.5366600000000004 6.85 0.1002423357664235 9/11/2015 5.68 3.2850000000000001 6.9937650000000007 0.23129665492957763 Clean Energy Fuels Corp. CLNE-US 12/2016 779.90269999999998 1/14/2014 13.06 18.95 0.68918205804749344 40.344549999999998 2.0891692189892801 Current (5/6/2016) 2.38 2.129 5.0670199999999994 5.0999999999999996 -0.6% 9/14/2015 5.7 3.14 6.68506 0.17281754385964909 1/15/2014 13.13 19.100000000000001 0.687434554973822 40.663900000000005 2.0970220868240674 9/15/2015 5.81 3.16 6.7276400000000001 0.15794148020654064 1/16/2014 13.35 19.440000000000001 0.68672839506172834 41.38776 2.1002067415730337 Change since announcement -0.32768361581920913 -0.32768361581920913 -0.25547445255474455 9/16/2015 6 3.14 6.68506 0.11417666666666659 J.P Morgan Fairness opinion Current** 1/17/2014 13.08 19.05 0.68661417322834639 40.557450000000003 2.1007224770642203 9/17/2015 5.84 3.07 6.5360299999999993 0.11918321917808217 FV/2015 EBITDA FV/2016 EBITDA FV/2017 EBITDA FV/2016 EBITDA FV/2017 EBITDA 1/21/2014 12.94 18.739999999999998 0.69050160085378876 39.897459999999995 2.0832658423493045 FSYS 9/18/2015 5.63 2.96 6.3018400000000003 0.11933214920071067 42244 42433 42496 1/22/2014 13.03 18.350000000000001 0.71008174386920975 39.067150000000005 1.998246354566386 Current implied offer (5/6/2016) 5.0670199999999994 9/21/2015 5.52 2.91 6.1953900000000006 0.12235326086956544 Fuel Systems 13.1 4 2.2000000000000002 3.3126023299999994 1.8403346277777775 1/23/2014 12.85 18.04 0.71230598669623058 38.407159999999998 1.9888840466926068 Unaffected price (8/31/2015) 6.85 9/22/2015 5.19 2.8 5.9611999999999998 0.1485934489402696 Power Solutions 19.899999999999999 11.8 9 14.898166859958026 9.1345523701619644 1/24/2014 12.56 17.670000000000002 0.71080928126768528 37.619430000000001 1.9951775477707008 Premium to unaffected price -0.26028905109489053 9/23/2015 5.0999999999999996 2.65 5.6418499999999998 0.10624509803921578 Landi Renzo 13.9 9.1999999999999993 8.1 9.8601458333333323 7.1266356477089623 1/27/2014 12.37 17.11 0.72296902396259499 36.427189999999996 1.9448011317704124 9/24/2015 5.19 2.8 5.9611999999999998 0.1485934489402696 Hexagon Composites* 15.9 14.5 9.5 15.330330359005707 10.466537879911971 1/28/2014 12.49 17.29 0.72238288027761721 36.810409999999997 1.9471905524419535 9/25/2015 5.0599999999999996 2.7 5.7483000000000004 0.13602766798418986 1/29/2014 12.41 17.48 0.70995423340961095 37.214919999999999 1.9987848509266719 9/28/2015 4.93 2.54 5.4076599999999999 9.7% Peer mean/median* 16.899999999999999 10.5 8.5500000000000007 12.379156346645679 8.1305940089354642 1/30/2014 12.65 17.39 0.72742955721679126 37.023310000000002 1.9267438735177866 9/29/2015 4.9000000000000004 2.5499999999999998 5.4289499999999995 0.10794897959183647 1/31/2014 12.29 17.02 0.72209165687426558 36.235579999999999 1.948379170056957 9/30/2015 4.83 2.4900000000000002 5.3012100000000002 9.8% FSYS multiple discount -0.22485207100591709 -0.61904761904761907 -0.74269005847953218 -0.73240483945437851 -0.77365311491936961 2/03/2014 11.8 16.440000000000001 0.71776155717761558 35.00076 1.966166101694915 10/01/2015 4.83 2.4900000000000002 5.3012100000000002 9.8% 2/04/2014 11.82 16.63 0.71076368009621171 35.405269999999994 1.9953697123519452 10/02/2015 5.04 2.59 5.5141099999999996 9.4% FV/2015 Revenue FV/2016 Revenue FV/2017 Revenue 2/05/2014 11.07 16.559999999999999 0.6684782608695653 35.256239999999998 2.1848455284552841 10/05/2015 5.51 2.8 5.9611999999999998 8.2% Westport Innovations 2.09 1.48 0.78 2/06/2014 11.12 16.23 0.68515095502156498 34.553670000000004 2.107344424460432 10/06/2015 5.86 3.01 6.4082899999999992 9.4% Clean Energy Fuels 2.5099999999999998 1.9 1.52 2/07/2014 11.27 16.3 0.69141104294478517 34.7027 2.0792102928127774 10/07/2015 6.6 3.44 7.32376 0.10966060606060624 Quantum Fuel Systems 1.1599999999999999 0.75 0.57999999999999996 2/10/2014 11.97 16.29 0.73480662983425427 34.68141 1.897360902255639 10/08/2015 6.63 3.45 7.3450500000000005 0.10785067873303178 2/11/2014 12.41 16.47 0.75349119611414694 35.064630000000001 1.8255141015310232 10/09/2015 7.43 3.92 8.3456799999999998 0.1232409152086138 2/12/2014 12.78 17.29 0.73915558126084446 36.810409999999997 1.8803137715179967 10/12/2015 7.16 3.82 8.1327800000000003 0.13586312849162008 2/13/2014 13.73 17.2 0.79825581395348844 36.6188 1.6670648215586308 10/13/2015 7.13 3.75 7.9837499999999997 0.11974053295932685 2/14/2014 13.33 17.3 0.77052023121387281 36.831700000000005 1.763068267066767 10/14/2015 7.25 3.6 7.6644000000000005 5.7% 2/18/2014 13.35 16.84 0.79275534441805229 35.852359999999997 1.6855700374531835 10/15/2015 7.15 3.68 7.8347200000000008 9.6% 2/19/2014 12.84 16.86 0.76156583629893237 35.894939999999998 1.7955560747663553 10/16/2015 6.71 3.46 7.3663400000000001 9.8% 2/20/2014 13.17 16.760000000000002 0.78579952267303099 35.682040000000001 1.7093424449506456 10/19/2015 6.51 3.26 6.9405399999999995 6.6% 2/21/2014 12.89 16.690000000000001 0.77231875374475734 35.533010000000004 1.7566338246702871 10/20/2015 6.69 3.2949999999999999 7.0150550000000003 4.9% 2/24/2014 12.92 17.18 0.75203725261932486 36.576219999999999 1.8309767801857584 10/21/2015 6.59 3.22 6.8553800000000003 4.3% 2/25/2014 12.97 16.89 0.76791000592066316 35.95881 1.7724602929838085 10/22/2015 6.61 3.29 7.00441 5.9668683812405421 2/26/2014 12.82 16.91 0.75813128326434065 36.001390000000001 1.8082207488299531 10/23/2015 6.59 3.26 6.9405399999999995 5.3% 2/27/2014 12.87 16.38 0.7857142857142857 34.873019999999997 1.7096363636363634 10/26/2015 6.44 3.22 6.8553800000000003 6.5% 2/28/2014 12.85 16.100000000000001 0.79813664596273282 34.276900000000005 1.6674630350194559 10/27/2015 6.19 3.02 6.4295799999999996 3.9% 3/03/2014 12.73 15.75 0.80825396825396834 33.531750000000002 1.6340730557737628 10/28/2015 6.22 3.09 6.5786099999999994 5.8% 3/04/2014 13.12 16.09 0.8154133001864512 34.255609999999997 1.6109458841463415 10/29/2015 6.17 3.08 6.5573199999999998 6.3% 3/05/2014 13.1 17.190000000000001 0.7620709714950552 36.59751 1.7937030534351144 10/30/2015 6.22 3.1 6.5998999999999999 6.1% 3/06/2014 13.01 17.27 0.753329473074696 36.767829999999996 1.8261206764027671 11/02/2015 6.59 3.31 7.0469900000000001 6.9% 3/07/2014 12.93 17.7 0.73050847457627122 37.683299999999996 1.9144083526682132 11/03/2015 6.57 3.38 7.1960199999999999 9.5% 3/10/2014 12.64 17.46 0.72394043528064145 37.172339999999998 1.9408496835443034 11/04/2015 6.66 3.35 7.1321500000000002 7.9% 3/11/2014 12.7 17.41 0.72946582423894313 37.065890000000003 1.9185740157480318 11/05/2015 6.41 3.22 6.8553800000000003 6.9% 3/12/2014 12.59 17.399999999999999 0.72356321839080462 37.044599999999996 1.9423828435266079 11/06/2015 7.05 3.61 7.6856900000000001 9.2% 3/13/2014 11.97 17.18 0.69674039580908043 36.576219999999999 2.055657477025898 11/09/2015 6.76 3.44 7.32376 8.3% 3/14/2014 10.69 17.04 0.62734741784037562 36.27816 2.3936538821328344 11/10/2015 6.77 3.36 7.1534399999999998 5.7% 3/17/2014 10.33 16.75 0.61671641791044773 35.66075 2.4521539206195548 11/11/2015 6.15 3.03 6.4508699999999992 4.9% 3/18/2014 10.51 16.670000000000002 0.63047390521895608 35.490430000000003 2.3768249286393917 11/12/2015 5.93 2.94 6.2592600000000003 5.6% 3/19/2014 10.52 16.23 0.64818237831176828 34.553670000000004 2.2845693916349816 11/13/2015 5.89 2.85 6.0676500000000004 3.2% 3/20/2014 10.8 15.95 0.67711598746081514 33.957549999999998 2.1442175925925921 11/16/2015 5.99 2.76 5.8760399999999997 -1.9% 3/21/2014 11.19 15.66 0.71455938697318 33.340139999999998 1.9794584450402146 11/17/2015 5.77 2.72 5.7908800000000005 .4% 3/24/2014 10.86 15.28 0.71073298429319376 32.531120000000001 1.9954990791896874 11/18/2015 5.85 2.71 5.76959 -1.4% 3/25/2014 10.68 14.84 0.71967654986522911 31.594359999999998 1.9582734082397004 11/19/2015 5.71 2.67 5.6844299999999999 -0.4% 3/26/2014 10.44 14.45 0.72249134948096883 30.764049999999997 1.9467480842911877 11/20/2015 5.49 2.52 5.3650799999999998 -2.3% 3/27/2014 10.3 14.23 0.72382290934645122 30.295670000000001 1.9413271844660192 11/23/2015 5.51 2.5299999999999998 5.3863699999999994 -2.2% 3/28/2014 10.49 14.52 0.72245179063360887 30.913080000000001 1.9469094375595803 11/24/2015 5.53 2.5299999999999998 5.3863699999999994 -2.6% 3/31/2014 10.76 14.48 0.74309392265193364 30.827920000000002 1.8650483271375466 11/25/2015 5.7 2.61 5.5566899999999997 -2.5% 4/01/2014 11.01 14.49 0.75983436853002073 30.849209999999999 1.8019264305177112 11/27/2015 5.71 2.6 5.5354000000000001 -3.6% 4/02/2014 11.41 14.97 0.76219104876419508 31.871130000000001 1.7932629272567921 11/30/2015 5.5 2.46 5.2373399999999997 -4.8% 4/03/2014 11.06 14.59 0.75805346127484585 31.062110000000001 1.8085090415913201 12/01/2015 5.28 2.2999999999999998 4.8967000000000001 -7.3% 4/04/2014 10.54 14.03 0.7512473271560941 29.869869999999999 1.8339535104364328 12/02/2015 5.31 2.2599999999999998 4.8115399999999999 -9.4% 4/07/2014 10.37 13.82 0.75036179450072349 29.422779999999999 1.8372979749276763 12/03/2015 5.08 2.2000000000000002 4.6838000000000006 -7.8% 4/08/2014 10.24 14.18 0.72214386459802538 30.189219999999999 1.948166015625 12/04/2015 4.8099999999999996 2.06 4.3857400000000002 -8.8% 4/09/2014 10.49 14.08 0.74502840909090906 29.976320000000001 1.8576091515729267 12/07/2015 4.45 1.86 3.95994 -0.11012584269662928 4/10/2014 10.050000000000001 13.54 0.74224519940915812 28.826659999999997 1.8683243781094521 12/08/2015 4.3099999999999996 1.83 3.8960700000000004 -9.6% 4/11/2014 9.91 13.14 0.75418569254185686 27.975060000000003 1.8229122098890014 12/09/2015 4.2300000000000004 1.91 4.0663900000000002 -3.9% 4/14/2014 9.9499999999999993 13.06 0.76186830015313922 27.804740000000002 1.7944462311557792 12/10/2015 4.22 1.9 4.0450999999999997 -4.1% 4/15/2014 10.15 12.85 0.78988326848249035 27.35765 1.695334975369458 12/11/2015 4.16 1.82 3.8747800000000003 -6.9% 4/16/2014 10.5 12.99 0.80831408775981528 27.655709999999999 1.6338771428571426 12/14/2015 3.9 1.73 3.6831700000000001 -5.6% 4/17/2014 10.54 13.49 0.78131949592290573 28.720210000000002 1.7248776091081597 12/15/2015 3.99 1.94 4.1302599999999998 3.5% 4/21/2014 11.08 13.515000000000001 0.81982981871994076 28.773435000000003 1.5968804151624552 12/16/2015 4.17 2.02 4.3005800000000001 3.1% 4/22/2014 11.25 13.43 0.83767684288905442 28.592469999999999 1.541552888888889 12/17/2015 4.1500000000000004 2.0299999999999998 4.3218699999999997 4.1% 4/23/2014 10.85 13.19 0.82259287338893106 28.081509999999998 1.5881576036866361 12/18/2015 4.5599999999999996 2.2799999999999998 4.85412 6.5% 4/24/2014 10.93 13.24 0.82552870090634434 28.18796 1.5789533394327542 12/21/2015 4.66 2.2599999999999998 4.8115399999999999 3.3% 4/25/2014 10.6 12.94 0.8191653786707882 27.54926 1.5989867924528305 12/22/2015 4.66 2.2400000000000002 4.7689600000000008 2.3% 4/28/2014 10.5 12.94 0.81143740340030912 27.54926 1.6237390476190479 12/23/2015 5.01 2.48 5.2799199999999997 5.4% 4/29/2014 10.42 13.2 0.78939393939393943 28.102799999999998 1.6970057581573896 12/24/2015 5.27 2.4700000000000002 5.2586300000000001 -0.2% 4/30/2014 10.48 13.12 0.79878048780487809 27.932479999999998 1.6653129770992363 12/28/2015 5.26 2.3199999999999998 4.9392799999999992 -6.0973384030418409 5/01/2014 10.368 12.93 0.80185614849187936 27.52797 1.655089699074074 12/29/2015 4.9800000000000004 2.12 4.5134800000000004 -9.4% 5/02/2014 10.59 16.07 0.65899191039203486 34.213030000000003 2.2306921624173754 12/30/2015 5 2.0699999999999998 4.4070299999999998 -0.11859400000000009 5/05/2014 10.71 16.260000000000002 0.65867158671586712 34.617540000000005 2.232263305322129 12/31/2015 4.8899999999999997 2.0099999999999998 4.2792899999999996 -0.12488957055214722 5/06/2014 10.58 16.37 0.64630421502748925 34.851730000000003 2.2941143667296791 1/04/2016 5.08 2.06 4.3857400000000002 -0.13666535433070859 5/07/2014 10.26 16.010000000000002 0.64084946908182383 34.085290000000001 2.3221530214424955 1/05/2016 4.7 1.98 4.2154199999999999 -0.10310212765957449 5/08/2014 10.1 15.94 0.6336260978670013 33.936259999999997 2.3600257425742575 1/06/2016 4.43 1.92 4.0876799999999998 -7.7% 5/09/2014 9.8800000000000008 15.69 0.62970044614404086 33.40401 2.380972672064777 1/07/2016 3.36 1.5 3.1935000000000002 -4.9553571428571308 5/12/2014 10.36 16.03 0.64628820960698685 34.127870000000001 2.2941959459459462 1/08/2016 3.56 1.53 3.2573699999999999 -8.5% 5/13/2014 10.27 15.69 0.65455704270235815 33.40401 2.2525813047711782 1/11/2016 3.6 1.5 3.1935000000000002 -0.11291666666666667 5/14/2014 9.84 15.63 0.62955854126679456 33.276270000000004 2.3817347560975612 1/12/2016 3.6 1.46 3.1083400000000001 -0.13657222222222221 5/15/2014 9.77 15.33 0.63731245923026747 32.637570000000004 2.3405905834186291 1/13/2016 3.35 1.39 2.9593099999999999 -0.11662388059701501 5/16/2014 9.84 15 0.65600000000000003 31.934999999999999 2.2454268292682924 1/14/2016 3.51 1.38 2.9380199999999999 -0.16295726495726492 5/19/2014 9.9499999999999993 14.8 0.67229729729729726 31.5092 2.1667537688442211 1/15/2016 3.27 1.3149999999999999 2.7996349999999999 -0.14384250764525996 5/20/2014 9.68 14.27 0.67834618079887876 30.38083 2.1385154958677686 1/19/2016 3.15 1.32 2.8102800000000001 -0.10784761904761897 5/21/2014 9.8000000000000007 14.41 0.68008327550312286 30.678889999999999 2.1304989795918363 1/20/2016 3.68 1.74 3.7044600000000001 .7% 5/22/2014 9.8000000000000007 14.73 0.66530889341479971 31.36017 2.2000173469387754 1/21/2016 4.17 2.1 4.4709000000000003 7.2% 5/23/2014 10.08 14.73 0.68431771894093685 31.36017 2.1111279761904762 1/22/2016 4.04 1.91 4.0663900000000002 .7% 5/27/2014 10.4 15.3 0.6797385620915033 32.573700000000002 2.1320865384615386 1/25/2016 3.9 1.83 3.8960700000000004 -0.1% 5/28/2014 10.64 15.34 0.69361147327249029 32.658859999999997 2.0694417293233078 1/26/2016 3.94 1.84 3.9173600000000004 -0.6% 5/29/2014 10.26 15.73 0.65225683407501589 33.489170000000001 2.2640516569200781 1/27/2016 3.87 1.83 3.8960700000000004 .7% 5/30/2014 9.77 15.19 0.64318630678077682 32.339509999999997 2.3100829068577275 1/28/2016 3.84 1.8 3.8322000000000003 -0.2% 6/02/2014 9.5299999999999994 14.82 0.64304993252361664 31.551780000000001 2.3107848898216163 1/29/2016 3.91 1.92 4.0876799999999998 4.5% 6/03/2014 9.49 14.63 0.64866712235133284 31.147270000000002 2.282114857744995 2/01/2016 3.91 1.93 4.1089700000000002 5.9% 6/04/2014 9.42 14.36 0.65598885793871864 30.57244 2.2454819532908705 2/02/2016 3.82 1.79 3.8109100000000002 -0.2% 6/05/2014 9.52 14.86 0.64064602960969042 31.636939999999999 2.3232079831932775 2/03/2016 3.9 1.81 3.8534900000000003 -1.2% 6/06/2014 9.64 14.66 0.65757162346521147 31.21114 2.2376701244813275 2/04/2016 4.05 1.91 4.0663900000000002 .4% 6/09/2014 10.039999999999999 15.25 0.65836065573770486 32.46725 2.2337898406374506 2/05/2016 4.03 1.9 4.0450999999999997 .4% 6/10/2014 10.199999999999999 15.11 0.67504963600264722 32.16919 2.1538421568627455 2/08/2016 3.93 1.76 3.7470400000000001 -4.7% 6/11/2014 10.46 15.01 0.69686875416389082 31.956289999999999 2.0550946462715101 2/09/2016 3.7 1.75 3.7257500000000001 .7% 6/12/2014 10.48 14.86 0.70524899057873491 31.636939999999999 2.0187919847328244 2/10/2016 3.73 1.66 3.5341399999999998 -5.3% 6/13/2014 10.55 14.97 0.70474281897127589 31.871130000000001 2.0209601895734597 2/11/2016 3.85 1.71 3.64059 -5.4% 6/16/2014 10.6 16.23 0.65311152187307453 34.553670000000004 2.2597801886792457 2/12/2016 4.1100000000000003 1.855 3.9492949999999998 -3.9% 6/17/2014 10.81 16.579999999999998 0.65199034981905923 35.298819999999999 2.2653857539315445 2/16/2016 4.1849999999999996 1.76 3.7470400000000001 -0.10464994026284336 6/18/2014 10.7 16.75 0.63880597014925367 35.66075 2.3327803738317758 2/17/2016 4.2300000000000004 1.83 3.8960700000000004 -7.9% 6/19/2014 10.68 16.48 0.6480582524271844 35.085920000000002 2.2851985018726593 2/18/2016 4.1399999999999997 1.86 3.95994 -4.3% 6/20/2014 10.94 16.32 0.67034313725490191 34.745280000000001 2.1759853747714812 2/19/2016 4.17 1.79 3.8109100000000002 -8.6% 6/23/2014 11.23 16.91 0.66410408042578362 36.001390000000001 2.2058227960819234 2/22/2016 4.3 1.86 3.95994 -7.9% 6/24/2014 10.73 17.190000000000001 0.62420011634671313 36.59751 2.4107651444547993 2/23/2016 4.26 1.83 3.8960700000000004 -8.5% 6/25/2014 10.9 17.25 0.63188405797101455 36.725250000000003 2.3692889908256882 2/24/2016 4.5 1.88 4.0025199999999996 -0.11055111111111116 6/26/2014 10.87 17.29 0.62868710237131287 36.810409999999997 2.3864222631094756 2/25/2016 4.5 1.93 4.1089700000000002 -8.7% 6/27/2014 11.15 17.62 0.63280363223609537 37.512979999999999 2.3643928251121076 2/26/2016 4.3600000000000003 1.84 3.9173600000000004 -0.10152293577981653 6/30/2014 11.14 18.02 0.61820199778024421 38.364579999999997 2.4438581687612202 2/29/2016 4.51 1.87 3.98123 -0.11724390243902438 7/01/2014 11.16 18.440000000000001 0.60520607375271152 39.258760000000002 2.5178100358422939 3/01/2016 4.5199999999999996 1.97 4.1941300000000004 -7.2% 7/02/2014 11.11 18.11 0.61347321921590281 38.556190000000001 2.4704041404140415 3/02/2016 4.78 2.2599999999999998 4.8115399999999999 .7% 7/03/2014 11.28 17.899999999999999 0.63016759776536313 38.109099999999998 2.3784663120567378 3/03/2016 5.27 2.5499999999999998 5.4289499999999995 3.2% 7/07/2014 10.8 17.68 0.61085972850678738 37.640720000000002 2.4852518518518516 3/04/2016 5.51 2.5 5.3224999999999998 -3.4% 7/08/2014 10.71 17.07 0.62741652021089633 36.342030000000001 2.3932801120448177 3/07/2016 5.88 2.8 5.9611999999999998 1.4% 7/09/2014 10.81 17.18 0.62922002328288706 36.576219999999999 2.3835541165587415 3/08/2016 5.54 2.62 5.5779800000000002 .7% 7/10/2014 10.76 17.739999999999998 0.6065388951521985 37.768459999999997 2.5100799256505573 3/09/2016 5.68 2.75 5.8547500000000001 3.8% 7/11/2014 10.87 18.260000000000002 0.59529025191675788 38.875540000000001 2.5764066237350511 3/10/2016 5.66 2.62 5.5779800000000002 -1.4% 7/14/2014 11.02 18.7 0.58930481283422465 39.8123 2.6127313974591653 3/11/2016 5.69 2.77 5.8973300000000002 3.6% 7/15/2014 10.99 17.809999999999999 0.61706906232453684 37.917490000000001 2.4501810737033667 3/14/2016 5.86 2.86 6.08894 3.9% 7/16/2014 11.1 18.03 0.61564059900166379 38.385870000000004 2.4581864864864871 3/15/2016 5.6 2.77 5.8973300000000002 5.3% 7/17/2014 10.8 17.59 0.61398521887436053 37.449109999999997 2.4675101851851848 3/16/2016 5.66 2.84 6.04636 6.8% 7/18/2014 11.01 17.54 0.6277080957810719 37.342659999999995 2.3917039055404175 3/17/2016 6.29 3.01 6.4082899999999992 1.9% 7/21/2014 10.89 17.809999999999999 0.61145423919146558 37.917490000000001 2.4818631772268134 3/18/2016 5.79 3.01 6.4082899999999992 0.10678583765112237 7/22/2014 10.92 18.079999999999998 0.60398230088495586 38.492319999999999 2.5249377289377288 3/21/2016 5.78 2.89 6.1528100000000006 6.5% 7/23/2014 10.97 17.579999999999998 0.62400455062571114 37.427819999999997 2.4118340929808566 3/22/2016 5.99 2.87 6.1102300000000005 2.7% 7/24/2014 10.95 17.32 0.63221709006928406 36.874279999999999 2.3675141552511416 3/23/2016 5.63 2.67 5.6844299999999999 .96678507992895568 7/25/2014 10.95 17.11 0.63997662185856219 36.427189999999996 2.3266840182648401 3/24/2016 5.86 2.79 5.9399100000000002 1.4% 7/28/2014 10.89 17.559999999999999 0.62015945330296141 37.385239999999996 2.4329880624426075 3/28/2016 5.99 2.86 6.08894 1.7% 7/29/2014 10.8 17.559999999999999 0.61503416856492032 37.385239999999996 2.4615962962962956 3/29/2016 6.11 2.91 6.1953900000000006 1.4% 7/30/2014 10.9 17.53 0.62179121505989732 37.321370000000002 2.4239788990825688 3/30/2016 5.85 2.72 5.7908800000000005 -1.1% 7/31/2014 10.5 17.239999999999998 0.60904872389791187 36.703959999999995 2.4956152380952377 3/31/2016 5.53 2.61 5.5566899999999997 .5% 8/01/2014 10.45 15.77 0.66265060240963858 33.574329999999996 2.2128545454545452 4/01/2016 5.55 2.17 4.6199300000000001 -0.16758018018018017 8/04/2014 10.66 15.68 0.67984693877551028 33.382719999999999 2.1315872420262663 4/04/2016 5.45 2.355 5.013795 -8.4% 8/05/2014 10.64 15.33 0.69406392694063934 32.637570000000004 2.0674407894736846 4/05/2016 5.22 2.2799999999999998 4.85412 -7.9% 8/06/2014 10.86 15.15 0.7168316831683168 32.254350000000002 1.9700138121546966 4/06/2016 5.37 2.29 4.8754100000000005 -9.2% 8/07/2014 10.66 14.89 0.71591672263263939 31.700810000000001 1.9738095684803003 4/07/2016 5.38 2.3199999999999998 4.9392799999999992 -8.2% 8/08/2014 10.77 14.97 0.71943887775551096 31.871130000000001 1.9592506963788301 4/08/2016 5.44 2.31 4.9179900000000005 -9.6% 8/11/2014 10.84 14.86 0.72947510094212653 31.636939999999999 1.9185369003690038 4/11/2016 5.42 2.4 5.1095999999999995 -5.7% 8/12/2014 10.51 14.57 0.72134522992450234 31.01953 1.9514300666032351 4/12/2016 5.4 2.52 5.3650799999999998 -0.6% 8/13/2014 10.82 14.64 0.73907103825136611 31.168560000000003 1.8806432532347506 4/13/2016 5.38 2.57 5.4715299999999996 1.7% 8/14/2014 10.5 14.55 0.72164948453608246 30.976950000000002 1.9501857142857144 4/14/2016 5.43 2.5099999999999998 5.3437899999999994 -1.6% 8/15/2014 10.58 14.42 0.73370319001386963 30.70018 1.9017183364839321 4/15/2016 5.45 2.5499999999999998 5.4289499999999995 -0.4% 8/18/2014 10.29 14.7 0.7 31.296299999999999 2.0414285714285714 4/18/2016 5.44 2.5 5.3224999999999998 -2.2% 8/19/2014 9.89 14.88 0.66465053763440862 31.67952 2.2031870576339734 4/19/2016 5.47 2.56 5.45024 -0.4% 8/20/2014 10.02 14.79 0.67748478701825554 31.487909999999999 2.1425059880239523 4/20/2016 5.45 2.64 5.6205600000000002 3.1% 8/21/2014 9.91 14.78 0.67050067658998647 31.466619999999999 2.1752391523713421 4/21/2016 5.44 2.56 5.45024 .2% 8/22/2014 9.99 14.61 0.68377823408624239 31.104689999999998 2.1135825825825822 4/22/2016 5.31 2.5099999999999998 5.3437899999999994 .6% 8/25/2014 9.9 14.75 0.67118644067796618 31.402750000000001 2.1719949494949495 4/25/2016 5.3 2.42 5.1521799999999995 -2.8% 8/26/2014 9.9700000000000006 15 0.66466666666666674 31.934999999999999 2.2031093279839515 4/26/2016 5.29 2.5 5.3224999999999998 .6% 8/27/2014 9.99 14.91 0.67002012072434614 31.743390000000002 2.1775165165165165 4/27/2016 5.47 2.59 5.5141099999999996 .8% 8/28/2014 9.9 14.48 0.68370165745856359 30.827920000000002 2.1139313131313133 4/28/2016 5.52 2.56 5.45024 -1.3% 8/29/2014 10.130000000000001 14.41 0.70298403886190153 30.678889999999999 2.0285182625863767 4/29/2016 5.3 2.46 5.2373399999999997 -1.2% 9/02/2014 9.9499999999999993 14.22 0.69971870604781994 30.274380000000001 2.0426512562814074 5/02/2016 5.27 2.6 5.5354000000000001 5.4% 9/03/2014 9.84 14.04 0.70085470085470092 29.891159999999999 2.0377195121951219 5/03/2016 5.23 2.5 5.3224999999999998 1.8% 9/04/2014 9.83 13.82 0.71128798842257601 29.422779999999999 1.9931617497456764 5/04/2016 5.25 2.5 5.3224999999999998 1.4% 9/05/2014 9.85 13.56 0.72640117994100295 28.869240000000001 1.9308873096446701 5/05/2016 5.18 2.38 5.0670199999999994 -2.2% 9/08/2014 10.1 13.34 0.7571214392803598 28.400859999999998 1.8119663366336631 5/06/2016 5.0999999999999996 2.38 5.0670199999999994 -0.6% 9/09/2014 10 13.17 0.75930144267274113 28.038930000000001 1.803893 9/10/2014 9.9499999999999993 13.01 0.76479631053036123 27.69829 1.7837477386934677 9/11/2014 9.91 13.16 0.75303951367781152 28.01764 1.8272088799192736 9/12/2014 9.9 12.98 0.76271186440677963 27.634420000000002 1.7913555555555556 9/15/2014 9.86 12.66 0.77883096366508686 26.953140000000001 1.7335841784989863 9/16/2014 9.74 12.48 0.78044871794871795 26.56992 1.7279178644763857 9/17/2014 9.82 12.85 0.76420233463035026 27.35765 1.7859114052953156 9/18/2014 9.67 11.86 0.81534569983136596 25.249939999999999 1.6111623578076526 9/19/2014 9.68 11.51 0.84100781928757606 24.50479 1.5314865702479339 9/22/2014 9.68 10.89 0.88888888888888884 23.184810000000002 1.3951250000000002 9/23/2014 9.5299999999999994 11.08 0.86010830324909737 23.589320000000001 1.4752696747114378 9/24/2014 9.3800000000000008 11.05 0.84886877828054297 23.525450000000003 1.508043710021322 9/25/2014 9.19 10.83 0.84856879039704525 23.05707 1.5089303590859631 9/26/2014 9.1199999999999992 10.98 0.83060109289617479 23.37642 1.5632039473684212 9/29/2014 8.89 10.78 0.82467532467532478 22.950619999999997 1.5816220472440938 9/30/2014 8.91 10.51 0.84776403425309232 22.375789999999999 1.5113120089786753 10/01/2014 8.81 7.91 1.1137800252844501 16.840389999999999 0.91150851305334823 10/02/2014 8.98 7.57 1.1862615587846763 16.116530000000001 0.79471380846325168 10/03/2014 9.0399999999999991 7.2 1.2555555555555553 15.328800000000001 0.69566371681415951 10/06/2014 8.84 7.11 1.2433192686357242 15.13719 0.71235180995475123 10/07/2014 8.48 6.55 1.2946564885496183 13.94495 0.64445165094339618 10/08/2014 8.82 6.75 1.3066666666666666 14.370749999999999 0.62933673469387741 10/09/2014 8.44 6.23 1.3547351524879614 13.263670000000001 0.57152488151658787 10/10/2014 8.27 6.05 1.3669421487603306 12.88045 0.55749093107617909 10/13/2014 8.25 5.97 1.3819095477386936 12.710129999999999 0.54062181818181809 10/14/2014 8.25 5.55 1.4864864864864866 11.815949999999999 0.43223636363636353 10/15/2014 8.76 5.65 1.5504424778761061 12.02885 0.37315639269406398 10/16/2014 8.85 6.44 1.3742236024844718 13.710760000000001 0.54923841807909612 10/17/2014 8.75 5.91 1.4805414551607445 12.58239 0.43798742857142869 10/20/2014 8.67 6 1.4450000000000001 12.774000000000001 0.47335640138408319 10/21/2014 8.8699999999999992 6.18 1.4352750809061487 13.157219999999999 0.48333934611048468 10/22/2014 8.39 5.92 1.4172297297297298 12.603680000000001 0.50222646007151361 10/23/2014 8.4700000000000006 5.99 1.4140233722871454 12.75271 0.5056328217237307 10/24/2014 8.35 5.92 1.410472972972973 12.603680000000001 0.50942275449101815 10/27/2014 8.0399999999999991 5.82 1.3814432989690719 12.390780000000001 0.54114179104477644 10/28/2014 8.7100000000000009 6.28 1.3869426751592357 13.37012 0.5350309988518942 10/29/2014 8.5299999999999994 6.08 1.4029605263157894 12.944319999999999 0.51750527549824143 10/30/2014 8.98 6.05 1.4842975206611571 12.88045 0.43434855233852998 10/31/2014 9.23 6.17 1.4959481361426257 13.13593 0.42317768147345602 11/03/2014 9.31 5.97 1.5594639865996651 12.710129999999999 0.36521267454350159 11/04/2014 8.85 5.82 1.5206185567010309 12.390780000000001 0.40008813559322043 11/05/2014 8.89 5.79 1.5354058721934369 12.32691 0.38660404949381322 11/06/2014 9.48 5.68 1.6690140845070425 12.09272 0.27560337552742609 11/07/2014 9.43 6.06 1.5561056105610562 12.901739999999998 0.36815906680805921 11/10/2014 9.19 5.88 1.5629251700680271 12.518520000000001 0.36218933623503813 11/11/2014 9.34 6.02 1.5514950166112957 12.816579999999998 0.37222483940042816 11/12/2014 9.68 6.31 1.5340729001584787 13.43399 0.3878088842975207 11/13/2014 10.09 5.91 1.7072758037225042 12.58239 0.24701585728444009 11/14/2014 10.41 5.87 1.7734241908006814 12.49723 0.20050240153698362 11/17/2014 10.18 5.83 1.7461406518010292 12.41207 0.21926031434184678 11/18/2014 10.220000000000001 5.77 1.7712305025996535 12.284329999999999 0.20198923679060643 11/19/2014 10.029999999999999 5.74 1.7473867595818813 12.220460000000001 0.21839082751744776 11/20/2014 10.39 5.72 1.8164335664335667 12.17788 0.17207699711260815 11/21/2014 10.33 5.7 1.8122807017543858 12.135300000000001 0.17476282671829635 11/24/2014 10.34 5.56 1.8597122302158275 11.83724 0.14480077369439059 11/25/2014 10.28 5.46 1.8827838827838828 11.62434 0.13077237354085613 11/26/2014 10.1 5.28 1.9128787878787876 11.24112 0.11298217821782197 11/28/2014 9.8699999999999992 4.72 2.0911016949152543 10.048879999999999 1.8% 12/01/2014 9.68 4.0999999999999996 2.3609756097560979 8.7288999999999994 -9.8% 12/02/2014 9.98 3.93 2.5394402035623411 8.3669700000000002 -0.16162625250501006 12/03/2014 10.130000000000001 4.1100000000000003 2.4647201946472022 8.7501899999999999 -0.13621026653504453 12/04/2014 10.15 4.0199999999999996 2.5248756218905477 8.5585799999999992 -0.15679014778325129 12/05/2014 10.41 3.89 2.6760925449871467 8.2818100000000001 -0.20443707973102787 12/08/2014 9.8800000000000008 3.54 2.7909604519774014 7.5366600000000004 -0.23718016194331981 12/09/2014 10.36 3.99 2.5964912280701751 8.4947100000000013 -0.18004729729729707 12/10/2014 10.09 3.66 2.7568306010928962 7.7921400000000007 -0.22773637264618429 12/11/2014 10.199999999999999 3.61 2.8254847645429364 7.6856900000000001 -0.24650098039215684 12/12/2014 10.18 3.65 2.7890410958904108 7.7708500000000003 -0.23665520628683689 12/15/2014 10.039999999999999 3.45 2.9101449275362317 7.3450500000000005 -0.2684213147410357 12/16/2014 10.19 3.5 2.9114285714285715 7.4515000000000002 -0.26874386653581939 12/17/2014 10.75 3.69 2.9132791327913279 7.8560099999999995 -0.26920837209302328 12/18/2014 10.53 3.6 2.9249999999999998 7.6644000000000005 -0.27213675213675204 12/19/2014 10.99 3.96 2.7752525252525255 8.4308399999999999 -0.23286260236578715 12/22/2014 11.67 3.77 3.0954907161803713 8.0263299999999997 -0.31222536418166236 12/23/2014 11.41 3.59 3.1782729805013927 7.6431100000000001 -0.33013935144609996 12/24/2014 11.52 3.74 3.0802139037433154 7.9624600000000001 -0.30881423611111103 12/26/2014 11.51 3.86 2.9818652849740932 8.2179400000000005 -0.28601737619461332 12/29/2014 11.73 3.65 3.2136986301369865 7.7708500000000003 -0.3375234441602728 12/30/2014 11.42 3.62 3.1546961325966851 7.7069800000000006 -0.3251330998248686 12/31/2014 10.94 3.74 2.9251336898395719 7.9624600000000001 -0.27217001828153564 1/02/2015 11.01 3.83 2.8746736292428197 8.1540700000000008 -0.25939418710263384 1/05/2015 11.01 3.61 3.0498614958448753 7.6856900000000001 -0.30193551316984557 1/06/2015 10.98 3.54 3.1016949152542375 7.5366600000000004 -0.31360109289617488 1/07/2015 11.06 3.57 3.0980392156862746 7.60053 -0.31279113924050639 1/08/2015 10.96 3.56 3.0786516853932588 7.5792400000000004 -0.30846350364963504 1/09/2015 10.71 3.63 2.950413223140496 7.7282700000000002 -0.27840616246498606 1/12/2015 10.86 3.47 3.1296829971181555 7.3876300000000006 -0.31973941068139955 1/13/2015 10.88 3.55 3.0647887323943666 7.5579499999999999 -0.30533547794117655 1/14/2015 10.91 3.4449999999999998 3.1669085631349785 7.3344049999999994 -0.32773556370302481 1/15/2015 10.76 3.34 3.2215568862275448 7.1108599999999997 -0.33913940520446095 1/16/2015 10.9 3.31 3.2930513595166162 7.0469900000000001 -0.35348715596330271 1/20/2015 10.89 3.27 3.3302752293577984 6.96183 -0.36071349862258961 1/21/2015 10.82 3.36 3.2202380952380953 7.1534399999999998 -0.33886876155268031 1/22/2015 11.03 3.34 3.3023952095808382 7.1108599999999997 -0.35531640979147783 1/23/2015 10.95 3.37 3.2492581602373884 7.1747300000000003 -0.34477351598173511 1/26/2015 11.08 3.5 3.1657142857142859 7.4515000000000002 -0.32748194945848375 1/27/2015 10.85 3.53 3.0736543909348444 7.5153699999999999 -0.3073391705069124 1/28/2015 10.69 3.5 3.0542857142857143 7.4515000000000002 -0.30294667913938256 1/29/2015 10.94 3.4449999999999998 3.1756168359941945 7.3344049999999994 -0.32957906764168188 1/30/2015 10.74 3.35 3.2059701492537314 7.1321500000000002 -0.33592644320297949 2/02/2015 10.91 3.45 3.1623188405797102 7.3450500000000005 -0.32675985334555446 2/03/2015 11.22 3.67 3.0572207084468666 7.8134299999999994 -0.30361586452762934 2/04/2015 11.18 4.2300000000000004 2.643026004728132 9.0056700000000003 -0.19448389982110903 2/05/2015 11.41 4.8 2.3770833333333337 10.219199999999999 -0.10436459246275209 2/06/2015 11.37 5.0199999999999996 2.2649402390438249 10.687579999999999 -6.2% 2/09/2015 11.31 5.98 1.8913043478260869 12.731420000000002 0.12567816091954032 2/10/2015 11.35 5.01 2.2654690618762476 10.66629 -6.2% 2/11/2015 10.9 5.51 1.9782214156079856 11.730789999999999 7.6% 2/12/2015 10.82 5.8 1.8655172413793104 12.3482 0.14123844731977808 2/13/2015 10.93 6.06 1.8036303630363038 12.901739999999998 0.1803970722781334 2/17/2015 10.74 5.93 1.8111298482293425 12.624969999999999 0.17550931098696454 2/18/2015 11.1 5.74 1.9337979094076654 12.220460000000001 0.10094234234234256 2/19/2015 11.09 5.47 2.0274223034734917 11.645629999999999 5.1% 2/20/2015 10.98 5.53 1.9855334538878842 11.77337 7.2% 2/23/2015 10.8 5.71 1.8914185639229424 12.15659 0.12561018518518496 2/24/2015 10.75 5.4 1.9907407407407407 11.496600000000001 6.9% 2/25/2015 10.95 5.61 1.9518716577540105 11.94369 9.7% 2/26/2015 10.73 5.44 1.9724264705882353 11.581760000000001 7.9% 2/27/2015 10.84 5.51 1.9673321234119783 11.730789999999999 8.2% 3/02/2015 10.85 5.67 1.9135802469135803 12.071429999999999 0.11257419354838705 3/03/2015 10.87 5.63 1.9307282415630549 11.986269999999999 0.1026927322907083 3/04/2015 10.75 5.39 1.9944341372912802 11.475309999999999 6.7% 3/05/2015 10.69 5.37 1.9906890130353816 11.432729999999999 6.9% 3/06/2015 10.5 5.16 2.0348837209302326 10.98564 4.6% 3/09/2015 10.54 5.68 1.8556338028169013 12.09272 0.14731688804554088 3/10/2015 9.91 4.78 2.0732217573221758 10.17662 2.7% 3/11/2015 9.6199999999999992 4.8499999999999996 1.9835051546391753 10.32565 7.3% 3/12/2015 10.15 4.55 2.2307692307692308 9.6869499999999995 -4.6% 3/13/2015 10.18 4.26 2.3896713615023475 9.0695399999999999 -0.10908251473477404 3/16/2015 10.51 4.0199999999999996 2.6144278606965177 8.5585799999999992 -0.18567269267364417 3/17/2015 9.98 4.03 2.4764267990074442 8.5798699999999997 -0.14029358717434881 3/18/2015 10.73 4.03 2.662531017369727 8.5798699999999997 -0.20038490214352289 3/19/2015 10.87 4.13 2.6319612590799029 8.7927699999999991 -0.1910975160993561 3/20/2015 10.98 4.1500000000000004 2.6457831325301204 8.83535 -0.19532331511839707 3/23/2015 11.06 4.1500000000000004 2.6650602409638555 8.83535 -0.20114376130198919 3/24/2015 11.08 4.16 2.6634615384615383 8.8566400000000005 -0.20066425992779779 3/25/2015 10.9 4.09 2.6650366748166263 8.707609999999999 -0.20113669724770655 3/26/2015 11 4.08 2.6960784313725488 8.6863200000000003 -0.21033454545454544 3/27/2015 10.83 4.03 2.6873449131513647 8.5798699999999997 -0.20776823638042474 3/30/2015 11.07 4.05 2.7333333333333334 8.6224499999999988 -0.22109756097560984 3/31/2015 11.04 3.94 2.8020304568527918 8.3882600000000007 -0.24019384057971005 4/01/2015 11.07 3.94 2.8096446700507616 8.3882600000000007 -0.24225293586269192 4/02/2015 11.29 4.03 2.8014888337468977 8.5798699999999997 -0.24004694419840567 4/06/2015 11.38 4.1900000000000004 2.7159904534606203 8.9205100000000002 -0.21612390158172234 4/07/2015 11.27 4.3499999999999996 2.5908045977011493 9.2611499999999989 -0.1782475598935227 4/08/2015 11.38 4.3099999999999996 2.6403712296983763 9.1759899999999988 -0.19367398945518466 4/09/2015 11.2 4.38 2.5570776255707761 9.3250200000000003 -0.16740892857142853 4/10/2015 11.1 4.3600000000000003 2.5458715596330275 9.2824400000000011 -0.16374414414414407 4/13/2015 11.15 4.37 2.5514874141876431 9.3037299999999998 -0.16558475336322875 4/14/2015 11.05 4.41 2.5056689342403629 9.38889 -0.15032669683257927 4/15/2015 11.29 4.5599999999999996 2.4758771929824563 9.70824 -0.14010274579273685 4/16/2015 11.06 4.8099999999999996 2.2993762993762998 10.240489999999999 -7.4% 4/17/2015 11.02 4.5999999999999996 2.3956521739130436 9.7934000000000001 -0.11130671506352086 4/20/2015 11.03 4.47 2.4675615212527964 9.5166299999999993 -0.13720489573889394 4/21/2015 11.02 4.38 2.5159817351598175 9.3250200000000003 -0.15380943738656983 4/22/2015 11.09 4.3899999999999997 2.5261958997722096 9.346309999999999 -0.15723083859332743 4/23/2015 10.92 4.46 2.4484304932735426 9.4953400000000006 -0.13046336996336994 4/24/2015 11.03 4.46 2.4730941704035874 9.4953400000000006 -0.1391350861287397 4/27/2015 11.01 4.33 2.5427251732101617 9.2185699999999997 -0.16270935513169849 4/28/2015 11.17 4.43 2.5214446952595937 9.4314699999999991 -0.155642793196061 4/29/2015 11.07 4.6500000000000004 2.3806451612903223 9.8998500000000007 -0.10570460704607043 4/30/2015 11.1 4.53 2.4503311258278142 9.6443700000000003 -0.13113783783783783 5/01/2015 11.02 4.74 2.3248945147679323 10.09146 -8.4% 5/04/2015 11.07 5.21 2.124760076775432 11.092090000000001 .2% 5/05/2015 10.87 5.7 1.9070175438596488 12.135300000000001 0.11640294388224492 5/06/2015 10.86 5.25 2.0685714285714285 11.177250000000001 2.9% 5/07/2015 9.7100000000000009 5.28 1.8390151515151516 11.24112 0.1576848609680741 5/08/2015 9.08 5.71 1.5901926444833625 12.15659 0.33883149779735677 5/11/2015 8.8800000000000008 5.98 1.4849498327759199 12.731420000000002 0.43371846846846851 5/12/2015 8.7899999999999991 5.51 1.5952813067150635 11.730789999999999 0.33456086461888512 5/13/2015 8.65 5.45 1.5871559633027523 11.60305 0.34139306358381494 5/14/2015 8.8699999999999992 5.34 1.6610486891385767 11.36886 0.28172040586245783 5/15/2015 8.76 5.32 1.6466165413533833 11.326280000000001 0.29295433789954339 5/18/2015 8.7200000000000006 5.52 1.5797101449275364 11.752079999999999 0.34771559633027516 5/19/2015 8.49 5.36 1.583955223880597 11.411440000000001 0.3441036513545348 5/20/2015 8.66 5.23 1.655831739961759 11.134670000000002 0.2857586605080833 5/21/2015 8.5299999999999994 5.45 1.5651376146788989 11.60305 0.36026377491207517 5/22/2015 8.39 5.42 1.5479704797047971 11.53918 0.37534922526817627 5/26/2015 8.15 5.36 1.5205223880597014 11.411440000000001 0.4001766871165644 5/27/2015 8.33 5.46 1.5256410256410258 11.62434 0.39547899159663857 5/28/2015 8.26 5.51 1.4990925589836661 11.730789999999999 0.42019249394673119 5/29/2015 8.17 5.29 1.5444234404536861 11.262410000000001 0.37850795593635267 6/01/2015 7.93 5.3 1.4962264150943396 11.2837 0.42291298865069349 6/02/2015 7.94 5.51 1.4410163339382942 11.730789999999999 0.47742947103274536 6/03/2015 7.96 5.65 1.4088495575221238 12.02885 0.51116206030150768 6/04/2015 7.88 5.61 1.4046345811051693 11.94369 0.51569670050761429 6/05/2015 8.08 5.77 1.4003466204506068 12.284329999999999 0.5203378712871285 6/08/2015 8 5.56 1.4388489208633095 11.83724 0.47965499999999994 6/09/2015 7.88 5.45 1.4458715596330274 11.60305 0.47246827411167502 6/10/2015 8.11 5.6 1.4482142857142857 11.9224 0.47008631319358818 6/11/2015 7.89 5.49 1.437158469945355 11.68821 0.48139543726235745 6/12/2015 7.89 5.48 1.43978102189781 11.666920000000001 0.47869708491761753 6/15/2015 7.62 5.37 1.4189944134078212 11.432729999999999 0.50035826771653524 6/16/2015 7.67 5.39 1.4230055658627088 11.475309999999999 0.4961290743155149 6/17/2015 7.51 5.41 1.3881700554528651 11.51789 0.53367376830892144 6/18/2015 7.5 5.43 1.3812154696132597 11.560469999999999 0.54139599999999977 6/19/2015 7.32 5.34 1.3707865168539326 11.36886 0.553122950819672 6/22/2015 7.63 5.26 1.4505703422053233 11.198539999999999 0.46769855832241158 6/23/2015 7.55 5.27 1.4326375711574952 11.21983 0.48607019867549672 6/24/2015 7.38 5.1100000000000003 1.4442270058708413 10.879190000000001 0.47414498644986458 6/25/2015 7.37 4.9400000000000004 1.4919028340080971 10.51726 0.42703663500678424 6/26/2015 7.54 4.97 1.5171026156941652 10.58113 0.40333289124668426 6/29/2015 7.39 4.63 1.5961123110151187 9.8572699999999998 0.33386603518267921 6/30/2015 7.48 4.74 1.5780590717299579 10.09146 0.34912566844919768 7/01/2015 7.02 4.5999999999999996 1.5260869565217392 9.7934000000000001 0.39507122507122516 7/02/2015 7.17 4.55 1.5758241758241758 9.6869499999999995 0.35103905160390503 7/06/2015 7.17 4.3 1.6674418604651162 9.1547000000000001 0.2768061366806136 7/07/2015 7.17 4.5199999999999996 1.586283185840708 9.6230799999999999 0.34213110181311013 7/08/2015 7.59 4.3 1.7651162790697674 9.1547000000000001 0.20615283267457185 7/09/2015 7.21 4.68 1.5405982905982907 9.9637199999999986 0.38193065187239927 7/10/2015 7.13 4.6399999999999997 1.5366379310344829 9.8785599999999985 0.38549228611500674 7/13/2015 7.26 4.63 1.5680345572354211 9.8572699999999998 0.35775068870523419 7/14/2015 7.22 4.88 1.4795081967213115 10.389519999999999 0.43899168975069247 7/15/2015 6.99 4.87 1.4353182751540041 10.368230000000001 0.4832947067238913 7/16/2015 6.96 4.7 1.4808510638297872 10.0063 0.43768678160919539 7/17/2015 6.75 4.88 1.3831967213114755 10.389519999999999 0.53918814814814797 7/20/2015 6.79 4.84 1.4028925619834711 10.304359999999999 0.51757879234167881 7/21/2015 6.74 4.75 1.4189473684210527 10.11275 0.50040801186943606 7/22/2015 6.68 4.4800000000000004 1.4910714285714284 9.5379200000000015 0.42783233532934162 7/23/2015 6.5 4.32 1.5046296296296295 9.197280000000001 0.41496615384615398 7/24/2015 6.22 4.26 1.460093896713615 9.0695399999999999 0.45812540192926043 7/27/2015 6.15 3.92 1.5688775510204083 8.3456799999999998 0.35702113821138193 7/28/2015 6.15 3.98 1.5452261306532664 8.4734200000000008 0.37779186991869929 7/29/2015 6.25 4.29 1.4568764568764569 9.1334099999999996 0.46134560000000002 7/30/2015 6.27 4.03 1.5558312655086846 8.5798699999999997 0.36840031897926639 7/31/2015 6.22 4.01 1.5511221945137157 8.5372899999999987 0.37255466237942114 8/03/2015 6.42 3.87 1.6589147286821704 8.2392300000000009 0.28336915887850478 8/04/2015 6.57 3.77 1.7427055702917773 8.0263299999999997 0.22166362252663618 8/05/2015 6.68 3.73 1.7908847184986594 7.9411699999999996 0.18879790419161679 8/06/2015 6.3 3.6850000000000001 1.7096336499321574 7.8453650000000001 0.24529603174603176 8/07/2015 6.2 3.62 1.7127071823204421 7.7069800000000006 0.24306129032258061 8/10/2015 6.46 3.75 1.7226666666666666 7.9837499999999997 0.23587461300309598 8/11/2015 6.55 3.7 1.7702702702702702 7.8773 0.20264122137404583 8/12/2015 6.52 3.89 1.6760925449871464 8.2818100000000001 0.27021625766871171 8/13/2015 6.62 3.76 1.7606382978723405 8.0050399999999993 0.20922054380664634 8/14/2015 6.82 3.78 1.8042328042328044 8.0476200000000002 0.18000293255131972 8/17/2015 6.71 3.72 1.803763440860215 7.91988 0.18030998509687035 8/18/2015 6.58 3.59 1.8328690807799444 7.6431100000000001 0.1615668693009118 8/19/2015 6.61 3.79 1.7440633245382586 8.0689100000000007 0.2207125567322239 8/20/2015 6.46 3.61 1.7894736842105263 7.6856900000000001 0.18973529411764711 8/21/2015 6.38 3.41 1.8709677419354838 7.2598900000000004 0.13791379310344842 8/24/2015 6.21 3 2.0699999999999998 6.3870000000000005 2.9% 8/25/2015 5.96 3.12 1.9102564102564101 6.6424799999999999 0.11451006711409395 8/26/2015 6.17 3.14 1.9649681528662419 6.68506 8.3% 8/27/2015 6.53 3.32 1.9668674698795183 7.0682799999999997 8.2% 8/28/2015 6.63 3.44 1.9273255813953489 7.32376 0.10463951734539978 8/31/2015 6.85 3.54 1.9350282485875705 7.5366600000000004 0.1002423357664235 9/01/2015 6.56 3.31 7.0469900000000001 7.4% 9/02/2015 6.35 3.41 7.2598900000000004 0.14328976377952762 9/03/2015 6.58 3.59 7.6431100000000001 0.1615668693009118 9/04/2015 6.38 3.5 7.4515000000000002 0.16794670846394988 9/08/2015 6.29 3.52 7.4940800000000003 0.19142766295707481 9/09/2015 6.11 3.42 7.28118 0.19168248772504093 9/10/2015 5.65 3.3 7.0256999999999996 0.24348672566371676 9/11/2015 5.68 3.2850000000000001 6.9937650000000007 0.23129665492957763 9/14/2015 5.7 3.14 6.68506 0.17281754385964909 9/15/2015 5.81 3.16 6.7276400000000001 0.15794148020654064 9/16/2015 6 3.14 6.68506 0.11417666666666659 9/17/2015 5.84 3.07 6.5360299999999993 0.11918321917808217 9/18/2015 5.63 2.96 6.3018400000000003 0.11933214920071067 9/21/2015 5.52 2.91 6.1953900000000006 0.12235326086956544 9/22/2015 5.19 2.8 5.9611999999999998 0.1485934489402696 9/23/2015 5.0999999999999996 2.65 5.6418499999999998 0.10624509803921578 9/24/2015 5.19 2.8 5.9611999999999998 0.1485934489402696 9/25/2015 5.0599999999999996 2.7 5.7483000000000004 0.13602766798418986 9/28/2015 4.93 2.54 5.4076599999999999 9.7% 9/29/2015 4.9000000000000004 2.5499999999999998 5.4289499999999995 0.10794897959183647 9/30/2015 4.83 2.4900000000000002 5.3012100000000002 9.8% 10/01/2015 4.83 2.4900000000000002 5.3012100000000002 9.8% 10/02/2015 5.04 2.59 5.5141099999999996 9.4% 10/05/2015 5.51 2.8 5.9611999999999998 8.2% 10/06/2015 5.86 3.01 6.4082899999999992 9.4% 10/07/2015 6.6 3.44 7.32376 0.10966060606060624 10/08/2015 6.63 3.45 7.3450500000000005 0.10785067873303178 10/09/2015 7.43 3.92 8.3456799999999998 0.1232409152086138 10/12/2015 7.16 3.82 8.1327800000000003 0.13586312849162008 10/13/2015 7.13 3.75 7.9837499999999997 0.11974053295932685 10/14/2015 7.25 3.6 7.6644000000000005 5.7% 10/15/2015 7.15 3.68 7.8347200000000008 9.6% 10/16/2015 6.71 3.46 7.3663400000000001 9.8% 10/19/2015 6.51 3.26 6.9405399999999995 6.6% 10/20/2015 6.69 3.2949999999999999 7.0150550000000003 4.9% 10/21/2015 6.59 3.22 6.8553800000000003 4.3% 10/22/2015 6.61 3.29 7.00441 5.9668683812405421 10/23/2015 6.59 3.26 6.9405399999999995 5.3% 10/26/2015 6.44 3.22 6.8553800000000003 6.5% 10/27/2015 6.19 3.02 6.4295799999999996 3.9% 10/28/2015 6.22 3.09 6.5786099999999994 5.8% 10/29/2015 6.17 3.08 6.5573199999999998 6.3% 10/30/2015 6.22 3.1 6.5998999999999999 6.1% 11/02/2015 6.59 3.31 7.0469900000000001 6.9% 11/03/2015 6.57 3.38 7.1960199999999999 9.5% 11/04/2015 6.66 3.35 7.1321500000000002 7.9% 11/05/2015 6.41 3.22 6.8553800000000003 6.9% 11/06/2015 7.05 3.61 7.6856900000000001 9.2% 11/09/2015 6.76 3.44 7.32376 8.3% 11/10/2015 6.77 3.36 7.1534399999999998 5.7% 11/11/2015 6.15 3.03 6.4508699999999992 4.9% 11/12/2015 5.93 2.94 6.2592600000000003 5.6% 11/13/2015 5.89 2.85 6.0676500000000004 3.2% 11/16/2015 5.99 2.76 5.8760399999999997 -1.9% 11/17/2015 5.77 2.72 5.7908800000000005 .4% 11/18/2015 5.85 2.71 5.76959 -1.4% 11/19/2015 5.71 2.67 5.6844299999999999 -0.4% 11/20/2015 5.49 2.52 5.3650799999999998 -2.3% 11/23/2015 5.51 2.5299999999999998 5.3863699999999994 -2.2% 11/24/2015 5.53 2.5299999999999998 5.3863699999999994 -2.6% 11/25/2015 5.7 2.61 5.5566899999999997 -2.5% 11/27/2015 5.71 2.6 5.5354000000000001 -3.6% 11/30/2015 5.5 2.46 5.2373399999999997 -4.8% 12/01/2015 5.28 2.2999999999999998 4.8967000000000001 -7.3% 12/02/2015 5.31 2.2599999999999998 4.8115399999999999 -9.4% 12/03/2015 5.08 2.2000000000000002 4.6838000000000006 -7.8% 12/04/2015 4.8099999999999996 2.06 4.3857400000000002 -8.8% 12/07/2015 4.45 1.86 3.95994 -0.11012584269662928 12/08/2015 4.3099999999999996 1.83 3.8960700000000004 -9.6% 12/09/2015 4.2300000000000004 1.91 4.0663900000000002 -3.9% 12/10/2015 4.22 1.9 4.0450999999999997 -4.1% 12/11/2015 4.16 1.82 3.8747800000000003 -6.9% 12/14/2015 3.9 1.73 3.6831700000000001 -5.6% 12/15/2015 3.99 1.94 4.1302599999999998 3.5% 12/16/2015 4.17 2.02 4.3005800000000001 3.1% 12/17/2015 4.1500000000000004 2.0299999999999998 4.3218699999999997 4.1% 12/18/2015 4.5599999999999996 2.2799999999999998 4.85412 6.5% 12/21/2015 4.66 2.2599999999999998 4.8115399999999999 3.3% 12/22/2015 4.66 2.2400000000000002 4.7689600000000008 2.3% 12/23/2015 5.01 2.48 5.2799199999999997 5.4% 12/24/2015 5.27 2.4700000000000002 5.2586300000000001 -0.2% 12/28/2015 5.26 2.3199999999999998 4.9392799999999992 -6.0973384030418409 12/29/2015 4.9800000000000004 2.12 4.5134800000000004 -9.4% 12/30/2015 5 2.0699999999999998 4.4070299999999998 -0.11859400000000009 12/31/2015 4.8899999999999997 2.0099999999999998 4.2792899999999996 -0.12488957055214722 1/04/2016 5.08 2.06 4.3857400000000002 -0.13666535433070859 1/05/2016 4.7 1.98 4.2154199999999999 -0.10310212765957449 1/06/2016 4.43 1.92 4.0876799999999998 -7.7% 1/07/2016 3.36 1.5 3.1935000000000002 -4.9553571428571308 1/08/2016 3.56 1.53 3.2573699999999999 -8.5% 1/11/2016 3.6 1.5 3.1935000000000002 -0.11291666666666667 1/12/2016 3.6 1.46 3.1083400000000001 -0.13657222222222221 1/13/2016 3.35 1.39 2.9593099999999999 -0.11662388059701501 1/14/2016 3.51 1.38 2.9380199999999999 -0.16295726495726492 1/15/2016 3.27 1.3149999999999999 2.7996349999999999 -0.14384250764525996 1/19/2016 3.15 1.32 2.8102800000000001 -0.10784761904761897 1/20/2016 3.68 1.74 3.7044600000000001 .7% 1/21/2016 4.17 2.1 4.4709000000000003 7.2% 1/22/2016 4.04 1.91 4.0663900000000002 .7% 1/25/2016 3.9 1.83 3.8960700000000004 -0.1% 1/26/2016 3.94 1.84 3.9173600000000004 -0.6% 1/27/2016 3.87 1.83 3.8960700000000004 .7% 1/28/2016 3.84 1.8 3.8322000000000003 -0.2% 1/29/2016 3.91 1.92 4.0876799999999998 4.5% 2/01/2016 3.91 1.93 4.1089700000000002 5.9% 2/02/2016 3.82 1.79 3.8109100000000002 -0.2% 2/03/2016 3.9 1.81 3.8534900000000003 -1.2% 2/04/2016 4.05 1.91 4.0663900000000002 .4% 2/05/2016 4.03 1.9 4.0450999999999997 .4% 2/08/2016 3.93 1.76 3.7470400000000001 -4.7% 2/09/2016 3.7 1.75 3.7257500000000001 .7% 2/10/2016 3.73 1.66 3.5341399999999998 -5.3% 2/11/2016 3.85 1.71 3.64059 -5.4% 2/12/2016 4.1100000000000003 1.855 3.9492949999999998 -3.9% 2/16/2016 4.1849999999999996 1.76 3.7470400000000001 -0.10464994026284336 2/17/2016 4.2300000000000004 1.83 3.8960700000000004 -7.9% 2/18/2016 4.1399999999999997 1.86 3.95994 -4.3% 2/19/2016 4.17 1.79 3.8109100000000002 -8.6% 2/22/2016 4.3 1.86 3.95994 -7.9% 2/23/2016 4.26 1.83 3.8960700000000004 -8.5% 2/24/2016 4.5 1.88 4.0025199999999996 -0.11055111111111116 2/25/2016 4.5 1.93 4.1089700000000002 -8.7% 2/26/2016 4.3600000000000003 1.84 3.9173600000000004 -0.10152293577981653 2/29/2016 4.51 1.87 3.98123 -0.11724390243902438 3/01/2016 4.5199999999999996 1.97 4.1941300000000004 -7.2% 3/02/2016 4.78 2.2599999999999998 4.8115399999999999 .7% 3/03/2016 5.27 2.5499999999999998 5.4289499999999995 3.2% 3/04/2016 5.51 2.5 5.3224999999999998 -3.4% 3/07/2016 5.88 2.8 5.9611999999999998 1.4% 3/08/2016 5.54 2.62 5.5779800000000002 .7% 3/09/2016 5.68 2.75 5.8547500000000001 3.8% 3/10/2016 5.66 2.62 5.5779800000000002 -1.4% 3/11/2016 5.69 2.77 5.8973300000000002 3.6% 3/14/2016 5.86 2.86 6.08894 3.9% 3/15/2016 5.6 2.77 5.8973300000000002 5.3% 3/16/2016 5.66 2.84 6.04636 6.8% 3/17/2016 6.29 3.01 6.4082899999999992 1.9% 3/18/2016 5.79 3.01 6.4082899999999992 0.10678583765112237 3/21/2016 5.78 2.89 6.1528100000000006 6.5% 3/22/2016 5.99 2.87 6.1102300000000005 2.7% 3/23/2016 5.63 2.67 5.6844299999999999 .96678507992895568 3/24/2016 5.86 2.79 5.9399100000000002 1.4% 3/28/2016 5.99 2.86 6.08894 1.7% 3/29/2016 6.11 2.91 6.1953900000000006 1.4% 3/30/2016 5.85 2.72 5.7908800000000005 -1.1% 3/31/2016 5.53 2.61 5.5566899999999997 .5% 4/01/2016 5.55 2.17 4.6199300000000001 -0.16758018018018017 4/04/2016 5.45 2.355 5.013795 -8.4% 4/05/2016 5.22 2.2799999999999998 4.85412 -7.9% 4/06/2016 5.37 2.29 4.8754100000000005 -9.2% 4/07/2016 5.38 2.3199999999999998 4.9392799999999992 -8.2% 4/08/2016 5.44 2.31 4.9179900000000005 -9.6% 4/11/2016 5.42 2.4 5.1095999999999995 -5.7% 4/12/2016 5.4 2.52 5.3650799999999998 -0.6% 4/13/2016 5.38 2.57 5.4715299999999996 1.7% 4/14/2016 5.43 2.5099999999999998 5.3437899999999994 -1.6% 4/15/2016 5.45 2.5499999999999998 5.4289499999999995 -0.4% 4/18/2016 5.44 2.5 5.3224999999999998 -2.2% 4/19/2016 5.47 2.56 5.45024 -0.4% 4/20/2016 5.45 2.64 5.6205600000000002 3.1% 4/21/2016 5.44 2.56 5.45024 .2% 4/22/2016 5.31 2.5099999999999998 5.3437899999999994 .6% 4/25/2016 5.3 2.42 5.1521799999999995 -2.8% 4/26/2016 5.29 2.5 5.3224999999999998 .6% 4/27/2016 5.47 2.59 5.5141099999999996 .8% 4/28/2016 5.52 2.56 5.45024 -1.3% 4/29/2016 5.3 2.46 5.2373399999999997 -1.2% 5/02/2016 5.27 2.6 5.5354000000000001 5.4% 5/03/2016 5.23 2.5 5.3224999999999998 1.8% 5/04/2016 5.25 2.5 5.3224999999999998 1.4% 5/05/2016 5.18 2.38 5.0670199999999994 -2.2% 5/06/2016 5.0999999999999996 2.38 5.0670199999999994 -0.6%

Standalone Value in Fairness Opinion Above Offer COMPARABLE COMPANY ANALYSIS       Per Share Calculation Implied Standalone value (mid-point of range as per Fairness Opinion) PV of Implied Standalone value (@ 11% discount rate) Implied Offer Price (5/6/2016) Implied Premium/ (Discount) to PV - FV/ 2016E EBITDA $6.63 $6.22 $5.07 -18.5% - FV/ 2017E EBITDA 8.00 6.82 -25.8% Source: J.P. Morgan fairness opinion dated March 6, 2016. Pages S-38 to S-42 of DEFR14A filed on 29 April 2016 DISCOUNTED CASH FLOW ANALYSIS   Fuel Systems (as per Fairness Opinion) Implied Offer (5/6/2016) Implied Premium/ (Discount) Low $12.65 $5.07 -59.9% High $17.05   -70.3% Mean $14.85   -65.9%         EQUITY RESEARCH ANALYST PRICE ESTIMATES   Fuel Systems (as per Fairness Opinion Implied Offer (5/6/2016) Implied Premium/ (Discount) Low $7.00 $5.07 -27.6% High $9.00   -43.7% Mean $8.00   -36.7% FSYS standalone value is materially higher than the implied offer price according to most of the valuation metrics in J.P. Morgan’s fairness opinion SELECTED TRANSACTION ANALYSIS (based on EV/EBITDA multiple)    Fuel Systems (as per Fairness Opinion) Implied Offer (5/6/2016) Implied Premium/ (Discount) Low $5.25 $5.07 -3.5% High $6.55   -22.6% Mean $5.90   -14.1%

Downside Risk of Rejecting the Merger Appears Limited As suggested by J.P. Morgan’s fairness opinion, FSYS standalone value is significantly higher than the implied offer, which is acting as a ceiling on its share price. Considering FSYS depressed valuation due to the proposed merger, the downside risk of rejecting the merger appears limited. Since Dec. 2015, FSYS share price has mostly traded above the implied offer price.

FSYS Shareholders Not Being Compensated Fairly Despite FSYS contributing 72% of revenue, 69% of cash (ex. Cartesian Financing) its shareholders will own only 38% of the combined entity Average SharePrice (1) ExchangeRatio (2) Implied Valueof WestportShares (3) TotalNumberof shares ofWestportcommonshares to beissued to FuelSystemsstockholders OwnershipPercentage ofthe combinedcompany byformer FuelSystemsstockholders OwnershipPercentage ofthe combinedcompany bycurrentWestportshareholders $1.63 3.0792999999999999 $5.0199999999999996 55,716,987 0.46399999999999997 0.53600000000000003 $1.64 3.0792999999999999 $5.05 55,716,987 0.46399999999999997 0.53600000000000003 $1.65 3.0606 $5.05 55,378,628 0.46200000000000002 0.53799999999999992 $1.85 2.7296999999999998 $5.05 49,391,309 0.434 0.56600000000000006 $2 2.5249999999999999 $5.05 45,687,459 0.41499999999999998 0.58499999999999996 $2.15 2.3488000000000002 $5.05 42,499,288 0.39799999999999996 0.60199999999999998 $2.36 2.1398000000000001 $5.05 38,717,633 0.375 0.625 $2.37 2.129 $5.05 38,522,218 0.374 0.626 $2.38 2.129 $5.07 38,522,218 0.374 0.626 Year Ended, December 31, 2015 2014 2013 2012 Nine monthsendedDecember 31,2011 Year EndedMarch 31,2011 (thousands, except weighted average shares outstanding and per share data) Revenues and Income Total Revenues $,103,304 $,130,569 $,164,032 $,155,626 $87,696 $36,775 Net Loss $,-98,388 $-,149,618 $-,185,410 $,-98,774 $,-45,794 $,-42,142 Per Share Data Loss per share—basic and diluted $-1.53 $-2.37 $-3.22 $-1.83 $-0.96 $-1 Weighted Average Shares Outstanding Basic 64,109,703 63,130,022 57,633,190 54,072,513 47,933,348 42,305,889 Diluted 64,109,703 63,130,022 57,633,190 54,072,513 47,933,348 42,305,889 Balance Sheets Cash and cash equivalents $27,143 $93,282 $,178,513 $88,958 $70,298 $,148,463 Total Assets $,209,652 $,335,849 $,491,671 $,490,077 $,325,762 $,232,193 Long-term debt $62,447 $76,696 $66,013 $80,722 $86,145 $25,222 Stockholders’ Equity $67,596 $,168,008 $,322,902 $,336,081 $,152,590 $,181,228 Years Ended December 31, 2015 2014 2013 2012 2011 (in thousands, except weighted average shares outstanding and per share data) Statements of Operations: Revenue $,263,397 $,339,128 $,399,841 $,393,947 $,418,134 Operating (loss) income ,-37,477 ,-54,219 4,409 ,-13,286 11,825 Net (loss) income attributable to Fuel Systems $,-47,135 $,-53,416 $-,460 $,-15,632 $5,168 Per Share Data: Net (loss) income attributable to Fuel Systems per common share: Basic $-2.5499999999999998 $-2.66 $-0.02 $-0.78 $0.26 Diluted $-2.5499999999999998 $-2.66 $-0.02 $-0.78 $0.26 Number of shares used in per share calculation: Basic 18,486,083 20,074,773 20,073,360 20,020,487 19,972,969 Diluted 18,486,083 20,074,773 20,073,360 20,020,487 20,004,236 Balance Sheets: Cash and cash equivalents $60,162 $85,180 $80,961 $75,675 $96,740 Total current assets ,184,242 ,245,112 ,290,147 ,282,941 ,299,285 Total assets ,228,439 ,324,005 ,415,299 ,419,818 ,450,002 Total liabilities 74,352 87,270 96,247 ,102,771 ,120,180 Long-term debt 0 0 215 713 3,698 Total equity $,154,087 $,236,735 $,319,052 $,317,047 $,329,822 At December 31, 2015 (in thousands) Pro Forma Balance Sheet Data combined Westport/Fuel Systems Cash and cash equivalents $87,305 Total Assets ,438,091 Total Liabilities ,226,274 Stockholder’s Equity ,211,817 Pro Forma Balance Sheet Data combined Westport/Fuel Systems and January 2016 financing and closing of the convertible notes Cash and cash equivalents $,122,305 Total Assets ,473,091 Total Liabilities ,261,274 Stockholder’s Equity ,211,817 Fuel Systems Comparable Companies FV / 2016 EBITDA FV / 2017 EBITDA Fuel Systems Solutions 4 2.2000000000000002 Power Solutions 11.8 9 Landi Renzo 9.1999999999999993 8.1 Hexagon Composites 14.5 9.5 Westport Comparable Companies FV / 2016 Revenue FV / 2017 Revenue Westport Innovations 1.48 0.78 Clean Energy Fuels 1.9 1.52 Quantum Fuel Systems 0.75 0.57999999999999996 FuelSystems Westport Low $12.65 $5.65 High $17.05 $8.5500000000000007 Month and Year Announced Target Acquiror FV/EBITDA May 2015 Wells Vehicle Electronics NGK Spark Plug Co 9.5 January 2015 TI Group Automotive Systems Bain Capital December 2014 Halla Visteon Climate Control Hankook Tire Co 10.1 June 2011 Emer SpA Westport Innovations N/A June 2010 Inergy Automotive Systems SA Plastic Omnium SA N/A November 2009 EMCON Technologies LLC Faurecia SA 7.4 February 2007 ArvinMeritor - Emissions Technology One Equity Partners 3.9 October 2006 Eaton (Transmission and Engine Control) BorgWarner 5.9 January 2005 JCEEG Valeo SA N/A June 2004 Stanadyne (owned by American Industrial Partners) Kolhlberg & Co., LLC 7 November 1999 TRW’s Lucas Diesel Systems Delphi Automotive Systems Corp. 5.9 April 1999 Walbro Corp. TI Group Plc. 7.2 Fuel Systems ($mm) 2015E 2016E 2017E Revenue $268 $269 $296 Cost of goods sold $209 $210 $228 Gross profit $60 $59 $68 Adjusted EBITDA $6 $10 $18 Fuel Systems ($mm) 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Revenue $314 $329 $346 $367 $396 $421 $441 $454 Cost of goods sold $237 $247 $258 $273 $294 $312 $326 $336 Gross profit $77 $82 $88 $94 $102 $109 $114 $118 Adjusted EBITDA (1) $27 $30 $34 $38 $44 $50 $55 $60 Westport Innovations ($mm) 2015E 2016E 2017E 2018E 2019E 2020E Revenues $116.9 $121.8 $233.1 $309.60000000000002 $411.4 $701 Adjusted EBITDA $-44 $-47 $-30 $2 $34 $81 US'000 FSYS (31 Dec. 2015) WPRT (31 Dec. 2015) Proforma combined FSYS contribution Revenues and Income Total Revenues $,263,397 $,103,304 $,366,701 0.71828819665067722 0.71828819665067722 Net Loss $,-47,135 $,-98,388 $-,145,523 0.32390068923812732 Balance Sheets Cash and cash equivalents $60,162 $27,143 $87,305 0.68910142603516411 Total Assets $,228,439 $,209,652 $,438,091 0.52144189220960946 Long-term debt $0 $62,447 $62,447 0.0% Stockholders’ Equity $,154,087 $67,596 $,221,683 0.69507810702670025 At December 31, 2015 (in thousands) Pro Forma Balance Sheet Data combined Westport/Fuel Systems Cash and cash equivalents $87,305 Total Assets ,438,091 Total Liabilities ,226,274 Stockholder’s Equity ,211,817 Pro Forma Balance Sheet Data combined Westport/Fuel Systems and January 2016 financing and closing of the convertible notes Cash and cash equivalents $,122,305 Total Assets ,473,091 Total Liabilities ,261,274 Stockholder’s Equity ,211,817

FSYS Shareholders Not Being Compensated Fairly (contd.) Financial Projections indicate FSYS will continue to be a significant contributor to the combined company and that the combined company may have negative cash balance in 2017 “…The combined company may need additional financing in connection with the implementation of its business (including Westport’s next generation of High Pressure Direct Injection (HPDI) products) from time to time after closing of the merger. Based on a sensitivity analysis prepared by management of Fuel Systems, Fuel Systems believes that the combined company may have a negative cash balance at the end of 2017 if the combined company is unable to raise additional cash or reduce its projected cash spending rate.” Source: Definitive Proxy Statement filed 4.29.16 Average SharePrice (1) ExchangeRatio (2) Implied Valueof WestportShares (3) TotalNumberof shares ofWestportcommonshares to beissued to FuelSystemsstockholders OwnershipPercentage ofthe combinedcompany byformer FuelSystemsstockholders OwnershipPercentage ofthe combinedcompany bycurrentWestportshareholders $1.63 3.0792999999999999 $5.0199999999999996 55,716,987 0.46399999999999997 0.53600000000000003 $1.64 3.0792999999999999 $5.05 55,716,987 0.46399999999999997 0.53600000000000003 $1.65 3.0606 $5.05 55,378,628 0.46200000000000002 0.53799999999999992 $1.85 2.7296999999999998 $5.05 49,391,309 0.434 0.56600000000000006 $2 2.5249999999999999 $5.05 45,687,459 0.41499999999999998 0.58499999999999996 $2.15 2.3488000000000002 $5.05 42,499,288 0.39799999999999996 0.60199999999999998 $2.36 2.1398000000000001 $5.05 38,717,633 0.375 0.625 $2.37 2.129 $5.05 38,522,218 0.374 0.626 $2.38 2.129 $5.07 38,522,218 0.374 0.626 Year Ended, December 31, 2015 2014 2013 2012 Nine monthsendedDecember 31,2011 Year EndedMarch 31,2011 (thousands, except weighted average shares outstanding and per share data) Revenues and Income Total Revenues $,103,304 $,130,569 $,164,032 $,155,626 $87,696 $36,775 Net Loss $,-98,388 $-,149,618 $-,185,410 $,-98,774 $,-45,794 $,-42,142 Per Share Data Loss per share—basic and diluted $-1.53 $-2.37 $-3.22 $-1.83 $-0.96 $-1 Weighted Average Shares Outstanding Basic 64,109,703 63,130,022 57,633,190 54,072,513 47,933,348 42,305,889 Diluted 64,109,703 63,130,022 57,633,190 54,072,513 47,933,348 42,305,889 Balance Sheets Cash and cash equivalents $27,143 $93,282 $,178,513 $88,958 $70,298 $,148,463 Total Assets $,209,652 $,335,849 $,491,671 $,490,077 $,325,762 $,232,193 Long-term debt $62,447 $76,696 $66,013 $80,722 $86,145 $25,222 Stockholders’ Equity $67,596 $,168,008 $,322,902 $,336,081 $,152,590 $,181,228 Years Ended December 31, 2015 2014 2013 2012 2011 (in thousands, except weighted average shares outstanding and per share data) Statements of Operations: Revenue $,263,397 $,339,128 $,399,841 $,393,947 $,418,134 Operating (loss) income ,-37,477 ,-54,219 4,409 ,-13,286 11,825 Net (loss) income attributable to Fuel Systems $,-47,135 $,-53,416 $-,460 $,-15,632 $5,168 Per Share Data: Net (loss) income attributable to Fuel Systems per common share: Basic $-2.5499999999999998 $-2.66 $-0.02 $-0.78 $0.26 Diluted $-2.5499999999999998 $-2.66 $-0.02 $-0.78 $0.26 Number of shares used in per share calculation: Basic 18,486,083 20,074,773 20,073,360 20,020,487 19,972,969 Diluted 18,486,083 20,074,773 20,073,360 20,020,487 20,004,236 Balance Sheets: Cash and cash equivalents $60,162 $85,180 $80,961 $75,675 $96,740 Total current assets ,184,242 ,245,112 ,290,147 ,282,941 ,299,285 Total assets ,228,439 ,324,005 ,415,299 ,419,818 ,450,002 Total liabilities 74,352 87,270 96,247 ,102,771 ,120,180 Long-term debt 0 0 215 713 3,698 Total equity $,154,087 $,236,735 $,319,052 $,317,047 $,329,822 At December 31, 2015 (in thousands) Pro Forma Balance Sheet Data combined Westport/Fuel Systems Cash and cash equivalents $87,305 Total Assets ,438,091 Total Liabilities ,226,274 Stockholder’s Equity ,211,817 Pro Forma Balance Sheet Data combined Westport/Fuel Systems and January 2016 financing and closing of the convertible notes Cash and cash equivalents $,122,305 Total Assets ,473,091 Total Liabilities ,261,274 Stockholder’s Equity ,211,817 Fuel Systems Comparable Companies FV / 2016 EBITDA FV / 2017 EBITDA Fuel Systems Solutions 4 2.2000000000000002 Power Solutions 11.8 9 Landi Renzo 9.1999999999999993 8.1 Hexagon Composites 14.5 9.5 Westport Comparable Companies FV / 2016 Revenue FV / 2017 Revenue Westport Innovations 1.48 0.78 Clean Energy Fuels 1.9 1.52 Quantum Fuel Systems 0.75 0.57999999999999996 FuelSystems Westport Low $12.65 $5.65 High $17.05 $8.5500000000000007 Month and Year Announced Target Acquiror FV/EBITDA May 2015 Wells Vehicle Electronics NGK Spark Plug Co 9.5 January 2015 TI Group Automotive Systems Bain Capital December 2014 Halla Visteon Climate Control Hankook Tire Co 10.1 June 2011 Emer SpA Westport Innovations N/A June 2010 Inergy Automotive Systems SA Plastic Omnium SA N/A November 2009 EMCON Technologies LLC Faurecia SA 7.4 February 2007 ArvinMeritor - Emissions Technology One Equity Partners 3.9 October 2006 Eaton (Transmission and Engine Control) BorgWarner 5.9 January 2005 JCEEG Valeo SA N/A June 2004 Stanadyne (owned by American Industrial Partners) Kolhlberg & Co., LLC 7 November 1999 TRW’s Lucas Diesel Systems Delphi Automotive Systems Corp. 5.9 April 1999 Walbro Corp. TI Group Plc. 7.2 Financial Projections (provided by FSYS and WPRT to J.P Morgan) Fuel Systems (US$mn) 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Revenue $269 $296 $314 $329 $346 $367 $396 $421 $441 $454 Adjusted EBITDA $10 $18 $27 $30 $34 $38 $44 $50 $55 $60 Westport (US$mn) 2016E 2017E 2018E 2019E 2020E Revenues $121.8 $233.1 $309.60000000000002 $411.4 $701 Adjusted EBITDA $-47 $-30 $2 $34 $81 Fuel Systems contribution 2016E 2017E 2018E 2019E 2020E Revenues 0.68833162743091092 0.55944055944055937 0.50352790250160362 0.4443544030253917 0.33046800382043934 Adjusted EBITDA N/A N/A 0.93103448275862066 0.46875 0.29565217391304349 US'000 FSYS (31 Dec. 2015) WPRT (31 Dec. 2015) Proforma combined FSYS contribution Revenues and Income Total Revenues $,263,397 $,103,304 ,366,701 0.71828819665067722 0.71828819665067722 Net Loss $,-47,135 $,-98,388 -,145,523 0.32390068923812732 Balance Sheets Cash and cash equivalents $60,162 $27,143 87,305 0.68910142603516411 Total Assets ,228,439 $,209,652 ,438,091 0.52144189220960946 Long-term debt 0 $62,447 62,447 Stockholders’ Equity $,154,087 $67,596 ,221,683 0.69507810702670025 At December 31, 2015 (in thousands) Pro Forma Balance Sheet Data combined Westport/Fuel Systems Cash and cash equivalents $87,305 Total Assets ,438,091 Total Liabilities ,226,274 Stockholder’s Equity ,211,817 Pro Forma Balance Sheet Data combined Westport/Fuel Systems and January 2016 financing and closing of the convertible notes Cash and cash equivalents $,122,305 Total Assets ,473,091 Total Liabilities ,261,274 Stockholder’s Equity ,211,817

Cartesian Financing

The Cartesian Agreement Changed the Deal January 11, 2016: WPRT announced that it had entered into the Cartesian Financing Agreement (“Cartesian Agreement”) for financing through a series of four tranches. Tranche 1: $17.5 million cash in exchange for contingent payment right tied to (a) certain joint venture product sales and (b) future High Pressure Direct Injection (HPDI) product sales Total base yearly fixed amounts under contingent payment right of $46 million starting 2016-2025. According to the companies, the minimum fixed payments result in an effective interest rate of approx. 23% Tranche 2: WPRT will issue convertible notes for an aggregate purchase price of $17.5 million, upon close of the merger. Terms of the convertible notes include: 9% interest rate (increased to 11% upon default); 5-year term; and convertibility into newly issued shares of WPRT at a conversion price ranging between $2.0-$2.31 per share Tranche 3 & 4: In consideration of $16.3 million in cash, Westport has agreed to sell certain assets to Cartesian no later than May 30, 2016 Cartesian has committed up to an additional $20mn to WPRT to support two or more product development ventures

The Cartesian Agreement Changed the Deal (contd.) From the proxy statement – “Cartesian will have significant influence and control over the combined company because certain board actions of the combined company will require the prior written consent of Cartesian”  As long as Cartesian holds at least 80% of the original number of the Note Shares, Cartesian also was granted consent rights over Westport’s business with respect to: material acquisitions or material dispositions of any of its subsidiaries, capital expenditures not contemplated in a board approved annual budget, share repurchases, and a limitation on the incurrence of indebtedness by Westport and its subsidiaries Westport is prohibited from declaring or paying any dividend on common stock prior to payment of Cartesian convertible notes From the proxy statement a key risk for shareholder is “That the Cartesian Financing Agreement and all of its terms have not yet been made publicly available.”

Governance Concerns

FSYS Board Concerns February 23, 2016 –Mr. Costamagna, CEO, expressed concerns regarding the inadvisability of the merger, given the change in Westport’s financing condition, his perception of the negative consequences of the Cartesian Agreement and the need for changes in Westport’s management to address challenging market conditions. March 4, 2016 – FSYS board of directors voted on whether to approve the terms of the merger agreement amendment and Cartesian Amendment. The resolution to approve the proposed amendments failed to gain sufficient votes for passage due to a four to four vote among the Fuel Systems directors. During the recess, conversations were held among individual directors seeking to convince two of the directors who had voted against the merger agreement. When the meeting reconvened, one of the directors asked that the minutes of the meeting reflect the pressure that was put on directors to change their votes. Later during the day, directors voted on and passed the merger agreement and Cartesian Amendment - with Messrs. Costamagna and Di Toro dissenting - on the condition that the Westport board of directors approve the addition of the Final Director Replacement Provision to the merger agreement amendment. Following the March 4, 2016 board meeting, Mr. Di Toro resigned from the board, effective immediately. March 5, 2016 - the FSYS board held a telephonic meeting to again discuss the revised transaction with Westport. Mr. Costamagna (CEO) did not attend the meeting. Following discussions, the board by unanimous vote of the directors present approved the revised transaction. A SPLIT BOARD A board member took the extraordinary action to ensure the minutes reflected pressure was applied to force a change in voting The vote then resulted in the resignation of one board member The board then voted without the CEO to approve the revised transaction

The Board Recognizes the Flaws From the proxy statement: the significant amount of indebtedness incurred in connection with the Cartesian Agreement and its transformative effect on Westport and the combined company, due to, among other things, the high cost of capital associated with the indebtedness, the negative covenants and restrictions contained in the Cartesian Agreement, as amended, and their impact on the combined company, that the benefits of the settlement of Fuel Systems’ claims in connection with Westport’s alleged breach of the merger agreement did not outweigh the detriments of the Cartesian Financing Agreement, as amended, and concerns regarding the ability to finance the combined company and its liquidity through 2017 and beyond. The difference of opinion among the Fuel Systems board members related specifically to core issues about valuation and how the Cartesian agreement

The Board Recognizes the Flaws (contd.) From the proxy statement: That as a result of the negative covenants contained in the Cartesian Financing Agreement, Cartesian will have significant influence and control over the combined company because certain board actions of the combined company will require the prior written consent of Cartesian, That, even with the proceeds of the First Tranche and the Second Tranche of the Cartesian Financing Agreement, the combined company may be unable to obtain additional needed financing in light of the restrictions contained in the Cartesian Financing Agreement and market conditions and that, as a result, the combined company may become insolvent. The Board’s reasons for the merger agreement amendment also implicitly acknowledge major issues with the Cartesian Financing

Third-Party Bid Leaves Questions January 27, 2016 - the Fuel Systems board of directors received, with a copy to a Fuel Systems director, a written proposal from a third party (the “Third Party”) expressing interest in acquiring all of the outstanding shares of Fuel Systems common stock for a purchase price of $4.50 per share in cash The Third Party representative indicated that while the Third Party was continuing to do work with respect to the Third Party Proposal, including whether it could increase the proposed purchase price, in light of the dispute between Westport and Fuel Systems and allegations made by Westport involving the Third Party, it inquired as to the willingness and ability of Fuel Systems to provide expense reimbursement and indemnification to the Third Party. Prior to the March 4, 2016 meeting of the Fuel Systems board of directors, a representative of Fuel Systems informed a representative of the Third Party that Fuel Systems and Westport were engaged in substantive discussions that could lead to ending the dispute over the Cartesian Financing Agreement and that, as part of an amendment to the merger agreement, there would likely be a collar that provided for protection to Fuel Systems stockholders so that they would receive no less than $5.00 in value per Westport common share in the merger. The representative of the Third Party did not respond affirmatively or negatively to this development. March 6, 2016: Additionally, on March 6, 2016, a representative of Fuel Systems advised a representative of the Third Party that Fuel Systems had entered into the amendment to the merger agreement, pursuant to which the consideration under the merger agreement had changed, and that, as a result, the Fuel Systems board of directors had rejected the Third Party Proposal and was terminating further discussion with respect to the Third Party Proposal. Third-Party Bid Mishandled? The board did not do enough to keep the third-party bid warm The all equity portion amended merger agreement is only slightly above the all cash third party bid The third party was willing to raise the offer but felt threatened by WPRT